MERGER WITH DHC	6 Months Ended
Jun. 30, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
MERGER WITH DHC

NOTE D — MERGER WITH DHC

On March 14, 2024, Prior BEN completed the Merger with DHC as discussed in Note A. The Merger was accounted for as a reverse recapitalization under U.S. GAAP because the primary assets of DHC were cash and cash equivalents. For financial reporting purposes Prior BEN was determined to be the accounting acquirer based upon the terms of the Merger and other factors, including: (i) Prior BEN stockholders owned approximately 76% of the Combined Company and (ii) Prior BEN management held all key positions of management. Accordingly, the Merger was treated as the equivalent of Prior BEN issuing stock to assume the net liabilities of DHC. As a result of the Merger, the net liabilities of DHC were recorded at their historical cost in the unaudited condensed consolidated financial statements and the reported operating results prior to the Merger are those of Prior BEN. The following table summarizes the assets acquired and liabilities assumed as part of the reverse recapitalization:

March 14, 2024
Cash and cash equivalents	$858,292
Due from Sponsor	3,000
Prepaid and other current assets	16,824
Accounts payable	(2,352,328)
Accrued expenses	(5,782,211)
Due to related parties	(693,036)
Warrant liability	(1,913,737)
Net liabilities assumed	$(9,863,196)

Total transaction costs were $4,121,000, of which $858,292 were charged directly to additional paid-in capital to the extent of cash received. The transaction costs in excess of cash acquired of $78,347 and $3,262,708 were charged to general and administrative expenses during the three and six months ended June 30, 2024, respectively.